UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)   September 23, 2004
                                                --------------------------------

                          GS Mortgage Securities Corp.
    (as depositor under the Master Servicing and Trust Agreement, dated as of
        September 1, 2004, relating to the GSAA Home Equity Trust 2004-8,
                    Asset-Backed Certificates, Series 2004-8)
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             (Exact name of registrant as specified in its charter)



Delaware                            333-117485-05               13-3387389
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(State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
of incorporation)                                           Identification No.)


85 Broad Street, New York, New York                                 10004
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(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code   (212) 902-1000
                                                  ------------------------------

                                 Not applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  Other Events
            ------------

      Item 8.01 of the Registrant's Current Report on Form 8-K, attaching the Master Servicing and Trust Agreement (as defined below), filed on October 7, 2004 is hereby amended and restated in its entirety because the Master Servicing and Trust Agreement attached as an exhibit to the Registrant's Form 8-K was not the final version of such Agreement.

      Attached as Exhibit 4 is the revised Master Servicing and Trust Agreement (as defined below) for GSAA Home Equity Trust 2004-8 Asset-Backed Certificates, Series 2004-8. On September 23, 2004, GS Mortgage Securities Corp. (the "Company") caused the issuance, pursuant to a Master Servicing and Trust Agreement, dated as of September 1, 2004 (the "Trust Agreement"), by and among the Company, as depositor, Wells Fargo Bank, N.A., as master servicer and as securities administrator, Deutsche Bank National Trust Company, as trustee and a custodian, and JPMorgan Chase Bank, as a custodian, of GSAA Home Equity Trust 2004-8, Asset-Backed Certificates, Series 2004-8 (the "Certificates"), issued in eleven classes. The Class A-1, Class A-2, Class A-3A, Class A-3B, Class M-1, Class M-2 and Class B-1 Certificates, with an aggregate scheduled principal balance as of September 21, 2004 of $469,725,000 were sold to Goldman, Sachs & Co. (the "Underwriter"), pursuant to an Underwriting Agreement dated as of September 21, 2004, by and between the Company and the Underwriter.

      Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Trust Agreement.

ITEM 9.01    Financial Statements and Exhibits.
             ----------------------------------

(c)   Exhibits

Exhibit 4 Master Servicing and Trust Agreement, dated as of September 1, 2004, by and among GS Mortgage Securities Corp., as depositor, Deutsche Bank National Trust Company, as trustee and as a custodian, JPMorgan Chase Bank, as a custodian, and Wells Fargo Bank, N.A., as master servicer and as securities administrator.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   GS MORTGAGE SECURITIES CORP.



      February 17, 2005
      -----------------
                                   By:    /s/ Michelle Gill
                                      ------------------------------------------
                                      Name:  Michelle Gill
                                      Title: Vice President

                                INDEX TO EXHIBITS
                                -----------------

Item  601(a)  of
Regulation  S-K
Exhibit No.                     Description                                Page
-----------                     -----------                                ----

4                               Master Servicing and Trust                   6
                                Agreement, dated as of September
                                1, 2004, by and among GS Mortgage
                                Securities Corp., as depositor,
                                Deutsche Bank National Trust
                                Company, as trustee and as a
                                custodian, JPMorgan Chase Bank,
                                as a custodian, and Wells Fargo
                                Bank, N.A., as master servicer
                                and as securities administrator.